Exhibit 99.1 Middlefield Banc Corp. 2024 First Quarter (Nasdaq: MBCN) Middlefield Banc Corp. Investor Presentation 2023 Fourth Quarter Investor Presentation

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.bank on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation. 2 www.middlefieldbank.bank

Middlefield Banc Corp. Providing financial services throughout Central, Western and Northeast Ohio Profitably serving its communities, customers, employees, and shareholders by its commitment to quality, safety and soundness, and maximizing shareholder value. www.middlefieldbank.bank 3

Middlefield Banc Corp. At Middlefield Bank, we believe in the power of community and giving back! (Nasdaq: MBCN) Each year, MB team members find ways to partner and support the local organizations making an impact in our own backyard. From sponsoring Providing financial services throughout programs and events to volunteering Central, Western and Northeast Ohio with food banks, schools, local chapters of United Way, Junior Profitably serving its communities, customers, Achievement and more, we’re employees, and shareholders by its building a brighter future for every commitment to quality, safety and soundness, community that we’re part of. and maximizing shareholder value www.middlefieldbank.bank 4 4

A Community Bank That is Safe, Strong, and Committed. Highlights Strategic Strengths Experienced and Proven Team: • As part of the Company’s comprehensive succession plan, Ron Zimmerly was 21 appointed CEO in 2024 and Mike Ranttila CFO in 2023 Branches • Strategic focus on developing and attracting proven bankers to support growth Communities: 3 • Serving attractive Ohio banking markets Strong and • Located in three of the top five Ohio counties ranked by median household income compelling Ohio • Optimally positioned between rural (funding) and metropolitan (lending) communities markets Customers: #1 • Balanced mix of retail and commercial customers Community th • Geauga County in Northeast Ohio is home to the world’s 4 largest Amish population Bank in core markets Community Banking Values and Focus: • Providing superior and responsive financial services since 1901 120+ • Committed to quality, safety and soundness • Local decision making and community investment creates competitive advantage Years of service Financial Strength: • Profitable throughout multiple economic cycles and never reported a loss 3.54% • AOCI impact is considerably lower than Middlefield’s peers Q1 2024 net • Above peer ROAA, NIM, Equity/Assets, and Tangible Equity/Assets* interest margin • Legacy of returning capital back to shareholders • $482.1 million of maximum borrowing capacity at the FHLB at March 31, 2024 * Please see Reconciliation of Non-GAAP Measures on slide 24 www.middlefieldbank.bank 5

Compelling Ohio Banking Franchise Only independent community bank with exposure to Central, Western, and Northeast Ohio Markets. Branches are in counties that have above average median household income, median value of owner- occupied housing, and employment rates. 6

Experienced Executive Leadership Team Assembled Middlefield has focused on pursuing a comprehensive succession plan. Through the successful integration of the December 2022 Liberty Bancshares acquisition and addition of new, experienced leaders, Middlefield is well positioned to move forward with the next phase of its growth strategy. Zimmerly joined MBCN in 2022 after Ranttila has been with the Bank for Michael Ranttila Ronald L. Zimmerly Jr. the Liberty Bancshares acquisition over 12 years, beginning as a and has 35 years of banking Executive Vice President / Controller and then was promoted Chief Executive Officer experience, including 13 years as through pivotal roles within the and President Chief Financial Officer President and CEO of Liberty. Bank. Wilson joined MBCN in 2022 after Tom Wilson Michael Cheravitch the Liberty Bancshares acquisition Cheravitch joined MBCN in 2023 Executive Vice President / and has over 24 years of investment from F.N.B. Corporation and has Executive Vice President / Chief Strategy and banking, management consulting, over 35 years of banking experience. Chief Banking Officer Innovation Officer and investment experience. Sarah Winters Winters joined MBCN in 2023 from Courtney Erminio Erminio joined MBCN in 2010 from Senior Vice President / KeyCorp and has 24 years of HR Executive Vice President / Crowe Horwath and has 18 years of strategy, talent management, and Chief Human Resources audit, risk and business experience. Chief Risk Officer business experience. Officer Josh Riley Riley joined MBCN in 2023 from First Noblit joined MBCN in 2022 after the Rebecca Noblit Merchants Bank and has over 21 Liberty Bancshares acquisition and Senior Vice President / Executive Vice President / years of financial services experience has over 19 years of banking Chief Commercial Market Chief Credit Officer within the Central Ohio market. experience. Executive - Central Ohio Jerry Benko Brenneman joined MBCN in 2022 Benko joined MBCN in 2023 from Anna Maria Brenneman after the Liberty Bancshares Huntington National Bank and has Senior Vice President / Western Regional acquisition and has over 35 years of over 21 years of banking experience Chief Commercial Market President banking experience. within the Northeast Ohio market. Executive - Northeast Ohio www.middlefieldbank.bank 7

Proven Board of Directors Middlefield’s board has an average age of 59 years and average tenure of 9 years Skidmore has been Middlefield’s Founding shareholder and CEO of William J. Skidmore Thomas W. Bevan Chairman since 2019 and former Bevan & Associates, LPA, Inc. Director Since 2007 Northeast Ohio Senior District Director Since 2017 Manager of Waste Management. Age: 67 Age: 58 Principal at the DiGeronimo Zimmerly serves as Chief Executive Kevin A. DiGeronimo Companies and President of Ronald L. Zimmerly Jr. Officer and President of Independence Construction. Middlefield and The Middlefield Director Since 2021 Director Since 2022 Banking Company. Age: 39 Age: 59 Former President of Chesapeake Executive Vice President and Chief Kenneth E. Jones Michael C. Voinovich Financial Advisors. Investment Officer of ECHO Health, Director Since 2008 Director Since 2020 Inc. Age: 75 Age: 50 Former Vice President Operations McCaskey serves as Middlefield’s Darryl E. Mast for Hattie Larlham Care Group and James J. McCaskey Vice Chairman, and is President of Director Since 2013 Foundation. Director Since 2004 McCaskey Landscape & Design, LLC. Age: 73 Age: 60 Partner in Watkins Farm, Watkins Former Chief Financial Mark R. Watkins Carolyn J. Turk Farmland Stewardship, LLC, and Officer/Treasurer of Molded Fiber Director Since 2022 Rushwood Farms, LLC. Director Since 2004 Glass Companies. Age: 61 Age: 67 Director of Castle Creek. Moeller is an angel investor and Spencer T. Cohn Jennifer L. Moeller serves as Chairperson of the Director Since 2022 Director Since 2023 Investment Screening Committee at North Coast Ventures. Age: 36 Age: 60 www.middlefieldbank.bank 8

Historic Growth Underway in The Columbus Region Historic economic development is underway across Central Ohio, including (1) recently announced projects from Intel ($100 Billion), Amazon ($8.0 Billion), Honda ($4.5 Billion), and Nationwide Children’s Hospital ($3.3 Billion). Intel’s project alone is the largest single private-sector investment in Ohio’s history. Intel’s initial $20 billion investment into two new factories in Licking County could grow to as much as $100 billion by the time the buildout is complete, creating one of the largest semiconductor manufacturing sites in the world. The first phase of the project is expected to create 3,000 Intel jobs and (2) 7,000 construction jobs . The Columbus Region has experienced robust growth. From 2010 to 2020, the population of the city alone increased at a growth rate of more than 12%, which is substantially higher than the 2.1% average for the rest of the Midwest. The Columbus Region is expected to expand to 3 million people by (3) 2050 . Every job at Intel is expected to create 13 more jobs in other (1) industries, creating a total of 39,000 jobs in Central Ohio The Middlefield Banking Company has a strong and established presence throughout Central and Western Ohio. With 10 locations throughout Central and Western Ohio, The Middlefield Banking Company is one of the largest independent community banks in the region making it well The 10-county area in Central Ohio is home to over positioned to support the rapidly expanding financial needs of its surrounding communities. 2.2 million people and 16 Fortune 1000 company th headquarters. The Columbus region is the 14 largest (1) Sources: Betsy Liska Goldstein, “Intel on Intel” https://www.youtube.com/watch?v=9MO0wPg4CYw (3) (2) metropolis in the U.S. https://www.cleveland19.com/2022/09/09/intels-investment-ohio-could-have-100-billion-impact/ (3) https://columbusregion.com www.middlefieldbank.bank 9

Middlefield’s Markets Have a Strong Overlap with Intel’s Supplier Network + • Intel supplier footprint has roughly doubled to 300 suppliers since project inception • Suppliers included businesses in more than 38 counties in Ohio • Suppliers come from every region in Ohio • In addition to new full-time jobs at Intel, the project created 7,000 additional construction jobs - 92% of the construction workers onsite are Ohio residents • The project is expected to produce tens of thousands of jobs across Ohio Blue Counties: Counties with Intel suppliers Source: https://development.ohio.gov/home/news-and- Red Outlined Counties: Counties with MBCN branches events/all-news/2023-0925-Ohio-Delivers-on- Commitment-Issues-Onshoring-Grant-to-Intel www.middlefieldbank.bank 10

History of Creating Value for Shareholders $100 invested in Middlefield Banc Corp. from December 31, 2011, to March 31, 2024, has achieved a total return of $407 compared to $285 for the KBW Regional Banking Index, and $312 for the Nasdaq Bank Index. Middlefield has outperformed the KBW Regional Banking Index and the Nasdaq Bank Index by 42.7% and 30.3%, respectively over this period. Value Drivers Total Shareholder Return (as of 3/31/2024) $600 Never reported an annual loss $550 $500 $450 $400 Long-term earnings and asset $350 growth $300 $250 $200 Capital allocation strategy focused $150 on acquisitions, share buybacks $100 and dividends $50 $- Compelling dividend yield and track record of dividend growth MBCN KBW Regional Banking Index Nasdaq Bank Index Management focused on long- term value creation www.middlefieldbank.bank 11 12/30/2011 6/30/2012 12/31/2012 6/30/2013 12/31/2013 6/30/2014 12/31/2014 6/30/2015 12/31/2015 6/30/2016 12/31/2016 6/30/2017 12/31/2017 6/30/2018 12/31/2018 6/30/2019 12/31/2019 6/30/2020 12/31/2020 6/30/2021 12/31/2021 6/30/2022 12/31/2022 6/30/2023 12/31/2023 3/31/2024

Well Positioned for Any Economic Cycle Middlefield is focused on balancing stable loan growth with excellent asset quality. This approach has served the Bank well throughout its 120+ year history. Limited Strong Well Conservative Lending Nonperforming Allowance Capitalized Culture Assets At March 31, 2024, Overall asset quality remains Equity to assets Focused on fair pricing, no Middlefield’s allowance for strong, with $10.8 million in of 11.32% at March 31, 2024, national or sub-prime lending, credit losses to nonperforming nonperforming assets at March compared to 11.30% at March lending within market area, and loans was 194.52%, while the 31, 2024, or 0.60% of total 31, 2023. limited participation loans allowance for credit losses to assets, compared to 0.73% of purchased. total loans was 1.41%. total assets at March 31, 2023. www.middlefieldbank.bank 12

Strong Deposit Base and Net Interest Margin Overview Deposit Trends (in thousands) $1,750,000 2.50% • Stable liquidity position supported by local deposit base $1,500,000 2.00% • Core deposit funding base supplemented by $46.3 million in $1,250,000 cash and cash equivalents, and $167.9 million in investment 1.50% $1,000,000 securities available for sale at March 31, 2024 $750,000 1.00% $500,000 • Uninsured deposits were 27.9% of total deposits at March 0.50% $250,000 31, 2024 $- 0.00% • Noninterest-bearing deposits were 27.0% of total deposits 2018 2019 2020 2021 2022 2023 Q1 2024 at March 31, 2024 Total Deposits Total Cost of Deposits • Focused on maintaining a net interest margin above peer Net Interest Margin Net Loans to Deposit Ratio 102.1% 101.5% 96.9% 95.8% 95.5% 4.08% 4.04% 89.0% 3.77% 3.78% 3.68% 82.9% 3.54% 3.54% 2018 2019 2020 2021 2022 2023 Q1 2024 2018 2019 2020 2021 2022 2023 Q1 2024 www.middlefieldbank.bank 13

Excellent Asset Quality Nonperforming Assets to Total Assets Overview (at March 31, 2024) 1.10% Secured loans are subject to loan-to-value requirements based on 0.89% collateral types 0.76% 0.63% 0.60% 0.60% 0.47% CRE as a percent of the total loan portfolio was 44.2% 2018 2019 2020 2021 2022 2023 Q1 2024 Balanced and diverse CRE portfolio Net Charge-Offs (Recoveries) to Average Loans, Annualized 0.35% 0.29% 0.30% CRE office credit exposure represented 5.3% of the Company’s 0.25% total loan portfolio 0.20% 0.16% 0.15% 0.10% 0.06% 0.05% Nonperforming loans at March 31, 2024, included one self-storage 0.00% -0.01% -0.02% -0.02% loan in the Southwest Ohio market totaling $3.6 million. This is 0.00% believed to be isolated to the borrower. -0.05% 2018 2019 2020 2021 2022 2023 Q1 2024 www.middlefieldbank.bank 14

Balanced, High Performing CRE Portfolio (at March 31, 2024) Diverse CRE Portfolio Yearly Loan Maturities 4.0% 12.0% Due > 15 Years 12.4% 6.0% 9.3% Due in 5 - 15 Years 11.1% Due in 1 - 5 Years Due <1 Year 45.2% $- $50 $100 $150 $200 $250 $300 $350 Owner Occupied Non-Owner Occupied Multifamily Office Space Hospitality Self Storage Multifamily Shopping Plazas Senior Living Other Excellent CRE Credit Quality 12.4% 2.0% 1.67% 27.1% 1.27% 1.5% 1.0% 0.5% 0.02% 60.5% 0.0% CRE ACL/CRE Loans CRE NPL/CRE Loans CRE Net Recoveries/Average CRE Loans Owner Occupied Non-Owner Occupied Multifamily www.middlefieldbank.bank 15

Strong Asset Quality: 2006 – 2024 NPA and NCO Summary • Conservative underwriting philosophy • “Quick to downgrade, slow to upgrade” credit philosophy mitigates loss exposure • From 2006 to 2024 YTD, NCOs have averaged 10.4% of stated NPAs 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% -0.50% 2024 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD NPAs* 0.35% 0.86% 1.57% 2.99% 3.27% 2.90% 1.97% 1.74% 1.47% 1.22% 0.87% 0.78% 0.63% 0.76% 1.10% 0.89% 0.47% 0.60% 0.60% NCOs 0.02% 0.14% 0.11% 0.36% 0.63% 0.65% 0.30% 0.22% 0.13% 0.16% 0.06% 0.05% 0.06% 0.16% 0.29% -0.02% -0.01% 0.00% -0.02% *NPAs exclude TDRs through 2022. In 2023, the Company adopted new accounting guidance that eliminated TDR accounting. NPAs in 2023 include certain loans that were modified to borrowers experiencing financial difficulty. www.middlefieldbank.bank 16

Successful Acquisition Strategy and Organic Growth: Total Assets Have Grown at a 12.7% CAGR From 2016 -2023 The December 2022 Liberty Bancshares, Inc. acquisition extended Middlefield’s reach in Western and Central Ohio and into Hardin and Logan Counties The January 2017 Liberty Bank, N.A. acquisition extended Middlefield’s $2,000,000 reach in Northeast Ohio and into Cuyahoga and Summit Counties $1,800,000 $1,600,000 $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Total Assets www.middlefieldbank.bank 17

Returning Capital to Shareholders Annual Dividend $0.85 $0.90 $0.80 $0.81 $0.80 $0.69 $0.70 $0.60 $0.59 $0.57 $0.60 Middlefield has a history of returning excess $0.50 capital to shareholders. The Company has $0.40 increased its regular dividend payment four $0.30 times since 2018 and paid four special dividends $0.20 over this period. $0.10 $0.00 2018 2019 2020 2021 2022 2023 2024* Special cash dividend Regular cash dividend * Annualized Cumulative Shares Repurchased 1,400,000 1,200,000 During 2023, Middlefield repurchased 164,221 1,000,000 shares at an average of $27.44 per share. 800,000 600,000 During Q1 2024, Middlefield repurchased 43,858 400,000 shares at an average price of $24.00. 200,000 0 2018 2019 2020 2021 2022 2023 Q1 2024 www.middlefieldbank.bank 18

Strategy Dependent on Customers and Communities Through local decision making and a focus on powering growth within its communities, Middlefield is committed to building long-standing relationships with its customers Local Strong Committed “I put together an aggressive growth “Wannemacher Ent., Inc. needed a “It has been a pleasure to do business with strategy for my business Exscape Designs. community bank that was large enough to Middlefield Bank for these past 20 years. The need for a local relationship-based handle our biggest ever expansion. Yet we When all of the other local major banks approach made clear sense. In my also wanted a bank that cared about us on turned away from the business, Middlefield experience over the years with Middlefield an ongoing basis to look out for our future Bank welcomed it with open arms. This Bank we have been able to achieve a lot of growth. The Middlefield team has provided relationship started with trust and that trust growth together. With Middlefield you're both for us. From start to finish on the is the foundation in which we continue to not just numbers, it's the relationship and project they were totally engaged and use Middlefield for all of our banking community that matters to them.” encouraging. Our business has grown over needs.” the years because of strong customer relationships. It’s great to have bankers like the Middlefield team that share that philosophy and perspective.” www.middlefieldbank.bank 19

Loans Supported by Local Decision Making and Individual Service Middlefield’s markets have seen significant industry consolidation in the past ten years. In most cases, large national and regional banks cannot deliver the same level of locally-based service that Middlefield can offer customers (1) Highlights Residential Real Estate Loans $500 $450 >30 $400 Local $350 Lenders $300 $250 $200 1 2018 2019 2020 2021 2022 2023 Q1 2024 Highly (1) In millions, includes consumer installment loans Productive LPO (2) (3) Commercial Loans $950 5.6% Consumer Loan $750 2018 – 2023 $550 CAGR $350 8.8% Commercial $150 Loan 2018 2019 2020 2021 2022 2023 Q1 2024 2018 - 2023 (2) In millions, commercial loans are C&I plus commercial real estate loans (3) Orange bars reflect PPP loan balance CAGR www.middlefieldbank.bank 20

Disciplined Balance Sheet Growth Highlights Total Deposits (in millions) $1,500 $1,350 $1,200 Introduced new products to attract $1,050 more deposits and drive noninterest $900 $750 income $600 $450 $300 $150 $- 2018 2019 2020 2021 2022 2023 Q1 2024 Continuing to enhance delivery in both Noninterest-bearing demand Interest-bearing demand Money market Savings Time personal and commercial channels Loans (in millions) $1,650 $1,500 At March 31, 2024, Middlefield had $1,350 $46.3 million in cash and cash $1,200 $1,050 equivalents, and $167.9 million in $900 $750 investment securities available for sale $600 $450 $300 $150 $- Strong capital levels, robust liquidity, 2018 2019 2020 2021 2022 2023 Q1 2024 diverse loan and deposit portfolios, and borrowing capacity of C & I Construction Residential - Mortg. CRE Consumer Installment $482.1 million at the FHLB www.middlefieldbank.bank 21

Supplemental Financial Data www.middlefieldbank.bank 22

Annual Financial Summary Dollars in thousands 2023 2022 2021 2020 2019 2018 Net interest income $ 65,203 $ 50,177 $ 48,140 $ 43,388 $ 41,385 $ 40,448 Provision for loan losses 3,002 0 700 9,840 890 840 Noninterest income 6,691 6,746 7,249 5,990 4,841 3,728 Noninterest expense 48,137 38,030 31,991 29,788 30,033 28,743 Income before income taxes 20,755 18,893 22,698 9,750 15,303 14,593 Income taxes 3,387 3,220 4,065 1,401 2,592 2,162 Net income $ 17,368 $ 15,673 $ 18,633 $ 8,349 $ 12,711 $ 12,431 Net interest margin 4.04% 4.08% 3.78% 3.54% 3.68% 3.77% Total assets $1,822,883 $1,687,682 $1,331,006 $1,391,979 $1,182,475 $1,248,398 Loans outstanding, net $1,456,437 $1,338,434 $ 967,349 $1,090,626 $ 977,490 $ 984,681 Deposits $1,426,602 $1,402,019 $1,166,610 $1,225,200 $1,020,843 $1,016,067 Equity capital $ 205,681 $ 197,691 $ 145,335 $ 143,810 $ 137,775 $ 128,290 (1) Earnings per share – diluted $ 2.14 $ 2.60 $ 3.01 $ 1.31 $ 1.96 $ 1.92 (1) Cash dividend (per share) $ 0.85 $ 0.81 $ 0.69 $ 0.60 $ 0.57 $ 0.59 Dividend pay-out ratio 39.52% 37.23% 22.76% 45.92% 28.99% 30.40% Return on average assets 0.99% 1.17% 1.36% 0.64% 1.05% 1.09% Return on average equity 8.83% 11.25% 12.74% 5.87% 9.35% 9.94% (2) Return on average tangible common equity 11.20% 12.95% 14.38% 6.66% 10.72% 11.57% (1) Per share data adjusted for 2-for-1 stock split on November 8, 2019 (2) Refer to the Company’s press releases for the corresponding periods for “GAAP to Non-GAAP Reconciliations” www.middlefieldbank.bank 23

Excellent Asset Quality and Capital Levels Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income For the Three Months Ended Mar. 31, Dec. 31, Sep. 30, Jun. 30, Mar. 31, Asset quality data 2024 2023 2023 2023 2023 (Dollar amounts in thousands, unaudited) Nonperforming loans $ 10,831 $ 10,877 $ 7,717 $ 7,116 $ 6,882 - - Other real estate owned 5,792 5,792 5,792 Nonperforming assets $ 10,831 $ 10,877 $ 13,509 $ 12,908 $ 12,674 Allowance for credit losses $ 21,069 $ 21,693 $ 20,986 $ 20,591 $ 20,162 Allowance for credit losses/total loans 1.41% 1.47% 1.45% 1.46% 1.46% Net charge-offs (recoveries): Quarter-to-date $ (68) $ (117) $ (16) $ 111 $ (8) Year-to-date (68) (31) 87 103 (8) Net charge-offs (recoveries) to average loans, annualized: Quarter-to-date (0.02%) (0.03%) 0.00% 0.03% 0.00% Year-to-date (0.02%) 0.00% 0.01% 0.01% 0.00% Nonperforming loans/total loans 0.73% 0.74% 0.53% 0.50% 0.50% Allowance for credit losses/nonperforming loans 194.52% 199.44% 271.95% 289.36% 292.97% Nonperforming assets/total assets 0.60% 0.60% 0.75% 0.74% 0.73% www.middlefieldbank.bank 24

Reconciliation of Non-GAAP Measures Reconciliation of Common Stockholders' Equity to Tangible Common Equity For the Three Months Ended (Dollar amounts in thousands, unaudited) Mar. 31, Dec. 31, Sep. 30, Jun. 30, Mar. 31, 2024 2023 2023 2023 2023 Stockholders' Equity $ 205,575 $ 205,681 $ 193,749 $ 197,227 $ 195,165 Less Goodwill and other intangibles 42,740 42,998 43,103 43,368 39,171 Tangible Common Equity $ 162,835 $ 162,683 $ 150,646 $ 153,859 $ 155,994 Shares outstanding 8,067,144 8,095,252 8,092,576 8,088,793 8,088,793 Tangible book value per share $ 20.18 $ 20.10 $ 18.62 $ 19.02 $ 19.29 Reconciliation of Average Equity to Return on Average Tangible Common Equity For the Three Months Ended Mar. 31, Dec. 31, Sep. 30, Jun. 30, Mar. 31, 2024 2023 2023 2023 2023 Average Stockholders' Equity $ 205,342 $ 197,208 $ 196,795 $ 196,183 $ 194,814 Less Average Goodwill and other intangibles 42,654 42,972 43,232 40,522 39,300 Average Tangible Common Equity $ 162,688 $ 154,236 $ 153,563 $ 155,661 $ 155,514 Net income $ 4,167 $ 3,543 $ 3,836 $ 5,092 $ 4,897 Return on average tangible common equity (annualized) 10.30% 9.11% 9.91% 13.12% 12.77% This presentation includes disclosure of Middlefield Banc Corp.’s tangible book value per share and return on average tangible equity, which are financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Middlefield Banc Corp. believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Middlefield Banc Corp.’s marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP. www.middlefieldbank.bank 25